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Exhibit 10.27

FTD GROUP, INC.
INCENTIVE BONUS PLAN

1.    ELIGIBLE EMPLOYEES

        From time to time, the Bonus Committee (as described below) may select certain employees of FTD Group, Inc. (the "Company") and its subsidiaries and other affiliates whom it considers to be key employees ("Eligible Employees") and who shall be eligible to participate in this Incentive Bonus Plan (the "Incentive Plan") and receive bonuses hereunder.

2.    THE BONUS COMMITTEE

        The "Bonus Committee" shall be appointed by the Board of Directors of the Company (the "Board"). Initially the Compensation Committee of the Board shall constitute the Bonus Committee. The Bonus Committee shall have the sole discretion and authority to administer and interpret the Incentive Plan and all agreements and documents related to it.

3.    BONUS DETERMINATIONS

        An employee who has been designated as an Eligible Employee by the Bonus Committee may receive a bonus payment under the Incentive Plan with respect to any period of employment and based upon any performance criteria and subject to any terms and conditions that the Bonus Committee may determine, in its sole discretion.

4.    PAYMENT OF BONUSES

        The payment of bonuses under the Incentive Plan shall be made on any date or dates determined by the Bonus Committee and subject to any terms and conditions determined by the Bonus Committee, in its sole discretion.

5.    AMENDMENT AND TERMINATION

        By action of the Board, the Company reserves the right to amend or terminate the Incentive Plan at any time in its sole discretion.

* * * * *

        I hereby certify that the foregoing Incentive Plan was duly adopted by the Board of Directors of FTD Group, Inc. on February     , 2005.

* * * * *

        I hereby certify that the foregoing Incentive Plan was approved by the stockholders of FTD Group, Inc. on February     , 2005.

        Executed on this            day of February, 2005.

Corporate Secretary

S-1

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FTD GROUP, INC. INCENTIVE BONUS PLAN